SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2002


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                         1-1185                   41-0274440
------------------------              ------------           -------------------
(State of Incorporation)              (Commission              (IRS Employer
                                      File Number)           Identification No.)


   Number One General Mills Boulevard
         Minneapolis, Minnesota                                     55426
         (Mail:  P.O. Box 1113)                                (Mail:  55440)
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  99.1     Certification of Chief Executive Officer pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.

                  99.2     Certification of Chief Financial Officer pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.


ITEM 9. REGULATION FD DISCLOSURE.

         On October 7, 2002, the Chief Executive Officer and Chief Financial Officer of the Registrant each submitted the certification required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended August 25, 2002. Copies of the certifications are attached as Exhibits 99.1 and 99.2.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 7, 2002

                                                          GENERAL MILLS, INC.


                                                   By:    /s/ Siri S. Marshall
                                                          ----------------------
                                                   Name:  Siri S. Marshall
                                                   Title: Senior Vice President,
                                                          General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

 99.1 Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350.

 99.2 Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350.